UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2026

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street,
New York, New York 10285
(Address of principal executive offices and zip code)
(212) 640-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (par value $0.20 per Share)	AXP	New York Stock Exchange
3.433% Fixed-to-Floating Rate Notes due May 20, 2032	AXP32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

The following information is furnished under Item 7.01 - Regulation FD Disclosure:

On May 4, 2026, American Express Company posted the following statement to its newsroom site:

“American Express Company (NYSE: AXP) today announced that pursuant to Long Lake and General Catalyst’s agreement to acquire Global Business Travel Group, Inc. (NYSE: GBTG), it will sell its approximately 30% equity interest in GBTG.

Upon closing of the transaction, American Express expects to receive proceeds of approximately $1.5 billion and to recognize a pre-tax gain of approximately $975 million. This gain was not factored into the FY 2026 earnings guidance the company previously provided.

Consistent with its disciplined capital allocation approach, American Express expects to invest a portion of the gain to position the company for continued success and return a portion of the gain to shareholders.

The transaction does not change the companies’ current brand licensing and commercial agreements and their commitment to serving customers.”

Cautionary Note Regarding Forward-Looking Statements

This report includes forward-looking statements, which are subject to risks and uncertainties. The forward-looking statements, including the company’s expectations regarding the transaction gain, contain words such as “expect,” “estimate,” “anticipate,” “intend,” “plan,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions. Actual results may differ from those set forth in the forward-looking statements due to a variety of factors, including GBTG’s ability to satisfy closing conditions and consummate the transaction, management’s decisions regarding future strategies and business initiatives and those described in American Express’ Annual Report on Form 10-K for the year ended December 31, 2025 and its other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ James J. Killerlane III
Name: James J. Killerlane III
Title: Corporate Secretary

Date: May 4, 2026